Exhibit 99.3

VOTING AND SUPPORT AGREEMENT

This VOTING AND SUPPORT AGREEMENT (this “Agreement”) is made and entered into as of July 19, 2023 by and among JFL-Tiger Acquisition Co, Inc., a Delaware corporation (“Parent”), JFL-Tiger Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), and the undersigned stockholders (each, a “Stockholder” and, collectively, the “Stockholders”) of Heritage-Crystal Clean, Inc., a Delaware corporation (the “Company”).

RECITALS

WHEREAS, concurrently with the execution and delivery of this Agreement, Parent, Merger Sub and the Company have entered into an Agreement and Plan of Merger of even date herewith (the “Merger Agreement”), which provides for, among other things, the merger of Merger Sub with and into the Company, with the Company continuing as the surviving corporation (the “Merger”), pursuant to which each share of Company Common Stock shall be converted into the right to receive the Per Share Merger Consideration upon the terms and subject to the conditions set forth in the Merger Agreement;

WHEREAS, as of the date hereof, each Stockholder is the record holder and/or beneficial owner (as defined in Rule 13d-3 of the Exchange Act) of such number of shares of the Company Common Stock set forth next to such Stockholder’s name on Schedule I of this Agreement; and

WHEREAS, as a condition to their willingness to enter into the Merger Agreement, Parent and Merger Sub have required the Stockholders, and in order to induce Parent and Merger Sub to enter into the Merger Agreement, each Stockholder (solely in each Stockholder’s capacity as such) has agreed, to enter into this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants and promises contained in this Agreement and for other good and valuable consideration and intending legally to be bound, the receipt and adequacy of which are hereby acknowledged, the parties to this Agreement agree as follows:

SECTION 1 Certain Definitions. All capitalized terms that are used but not defined herein shall have the respective meanings ascribed to them in the Merger Agreement. For all purposes of and under this Agreement, the following terms shall have the following respective meanings:

(a) “Encumbrance” shall mean any lien, hypothecation, charge, security interest, pledge or option, proxy, right of first refusal, voting trust or any other similar right.

(b) “Expiration Time” shall mean the earliest to occur of (i) such date and time as the Merger Agreement shall have been validly terminated pursuant to Article 8 thereof, (ii) the Effective Time, (iii) the termination of this Agreement by mutual written consent of the parties, (iv) such date and time as the Merger Agreement shall have been, without the prior written consent of any affected Stockholder, amended or supplemented, or any provision thereof waived, in accordance with its terms, in each case in a manner that (A) changes the form of the consideration or that reduces the amount of the Per Share Merger Consideration payable in respect of any Subject Shares (other than, for the avoidance of doubt, adjustments in accordance with the terms of the Merger Agreement or any increase in the Per Share Merger Consideration), (B) extends the End Date or (C) imposes any additional conditions or obligations on the payment of the Per Share Merger Consideration or any additional conditions or obligations that would prevent or impede the consummation of the Merger by the End Date, and (v) the date and time of failure to obtain the

Stockholder Approval at the Stockholders’ Meeting at which a quorum is present and a definitive vote on adoption of the Merger Agreement is taken and after giving effect to any postponements or adjournments thereof, and provided that at the time of such vote no Stockholder was in breach of his, her or its obligations under this Agreement.

(c) “Permitted Encumbrance” shall mean any Encumbrance arising under securities laws, the Company’s Governing Documents, any Company policies or plans (including any Company equity plan), customary custody arrangements with brokerage accounts or this Agreement.

(d) “Subject Shares” shall mean, with respect to a Stockholder, (i) all shares of Company Common Stock beneficially owned by such Stockholder as of the date hereof and (ii) all additional shares of Company Common Stock of which such Stockholder acquires beneficial ownership during the Support Period (including by way of stock dividend or distribution, split-up, recapitalization, combination, exchange of shares or issued upon the exercise of any options, the settlement of any restricted stock or other conversion of any convertible securities).

(e) “Support Period” means that period from the date of this Agreement until the Expiration Time.

(f) “Transfer” means to, directly or indirectly, (i) tender into any tender or exchange offer, (ii) sell, pledge, create an Encumbrance with respect to (other than Permitted Encumbrances), assign, exchange, grant an option with respect to, transfer, gift, dispose of or enter into any derivative arrangement with respect to any subject property or any interest therein or (iii) enter into an agreement or commitment to take any of the actions referred to in the foregoing clauses (i) and (ii).

SECTION 2 Transfer of Subject Shares.

(a) Transfer Restrictions. Except as expressly contemplated by this Agreement, during the Support Period, each Stockholder shall not Transfer any of his, her or its Subject Shares nor cause or voluntarily consent to any Transfer of any of his, her or its Subject Shares to be effected. Notwithstanding the foregoing, (x) direct or indirect transfers of equity or other interests in such Stockholder by its equityholders is not prohibited by this Section 2(a) and (y) each Stockholder may make Transfers of Subject Shares as Parent may agree in advance in writing.

(b) Transfer of Voting Rights. During the Support Period, each Stockholder shall not (i) deposit any Subject Shares in a voting trust or grant any proxy or power of attorney or enter into any voting agreement or similar agreement with respect to any of the Subject Shares, (ii) Transfer any voting rights with respect to any of the Subject Shares or (iii) enter into any agreement or commitment to take any of the actions referred to in the foregoing clauses (i) and (ii). Any action taken in violation of the foregoing sentence shall be null and void ab initio and of no effect whatsoever.

(c) Exceptions. Nothing in this Section 2 shall prohibit a Transfer of Subject Shares by a Stockholder (i) to one or more partners, or members of a Stockholder or to a controlled Affiliate of, or Affiliate under common control with, a Stockholder, (ii) to any other Person to whom Parent has consented with respect to a Transfer by such Stockholder in advance in writing (such consent not to be unreasonably withheld, conditioned or delayed), (iii) in the case of a Stockholder who is an individual, to any member of any Stockholder’s family or to a trust for the benefit of any Stockholder and/or any member of any Stockholder’s family, (iv) if such Stockholder is a trust, any beneficiary of such trust, (v) to any charitable foundation or organization, (vi) any involuntary Transfer of any of the Subject Shares as contemplated by Section 2(d), or (vii) to any other Stockholder; provided, however, that a Transfer referred to in this Section 2(c) shall be permitted only if, in the case of clauses (i) through (v), the transferee agrees in writing, in substantially the form attached hereto as Exhibit A, to be bound by the terms of this Agreement.

(d) Involuntary Transfer. If any involuntary Transfer of any of the Subject Shares shall occur (including, but not limited to, a sale by such Stockholder’s trustee in any bankruptcy, a sale to a purchaser at any creditor’s or court sale or upon the death of such Stockholder pursuant to the terms of any trust or will of such Stockholder or by the Applicable Laws of intestate succession), the transferee (which term, as used herein, shall include any and all transferees and subsequent transferees of the initial transferee) shall take and hold such Subject Shares subject to all of the restrictions, liabilities and rights under this Agreement, which shall continue in full force and effect until valid termination of this Agreement.

SECTION 3 Voting Agreement.

(a) During the Support Period, each Stockholder hereby agrees that at any meeting (whether annual or special and each postponement, recess, adjournment or continuation thereof) of the Company’s stockholders at which any of the matters set forth in clause (ii) below is put to the vote of stockholders of the Company, however called, and in connection with any written consent of the Company’s stockholders with respect to any of the matters set forth in clause (ii) below, if applicable, such Stockholder shall (i) appear at such meeting or otherwise cause all of such Stockholder’s Subject Shares entitled to vote thereat, as applicable, to be counted as present thereat for purposes of calculating a quorum, and (ii) vote or cause to be voted (including by proxy or written consent, if applicable) all such Stockholder’s Subject Shares entitled to vote thereat, as applicable, (A) in favor of (“for”) (1) the adoption of the Merger Agreement, including any amended and restated Merger Agreement or amendment to the Merger Agreement that increases the Per Share Merger Consideration (without changing the form of consideration and without extending the End Date or imposing any additional conditions or obligations on the payment of the Per Share Merger Consideration or any additional conditions or obligations that would prevent or impede the consummation of the Merger by the End Date) and (2) the approval of any proposal to adjourn or postpone such meeting of the Company’s stockholders to a later date if there are not sufficient votes to adopt the Merger Agreement, and (B) against (1) any action or proposal in favor of an Acquisition Proposal, without regard to the terms of such Acquisition Proposal, and (2) any action, proposal, transaction, agreement or amendment of the Company Governing Documents, in each case of this clause (B) which would reasonably be expected to (x) result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company contained in the Merger Agreement, or of such Stockholder contained in this Agreement or (y) prevent, impede, interfere with, delay, postpone, or adversely affect the consummation of the Transactions, including the Merger. Each Stockholder covenants and agrees that, (x) except for this Agreement such Stockholder shall not enter into, during the Support Period, any voting agreement or voting trust with respect to any Subject Shares, (y) except as expressly set forth herein, such Stockholder shall not grant, during the Support Period, a proxy, consent or power of attorney with respect to any Subject Shares, or (z) during the Support Period, such Stockholder shall not take (or knowingly refrain from taking) any other action with respect to the Subject Shares or such Stockholder, in the case of each of clauses (x), (y) and (z) except as would not, individually or in the aggregate, reasonably be expected to restrict in any material respect, prohibit, impair in any material respect or materially delay the performance by such Stockholder of its obligations under this Agreement.

(b) In furtherance, and not in limitation of the foregoing, during the Support Period, each Stockholder shall execute and deliver (or cause the holders of record to execute and deliver), promptly upon receipt (and in any event within five Business Days after receipt thereof), any proxy card or voting instructions it receives that is sent to stockholders of the Company soliciting proxies with respect to any matter described in Section 3(a), which shall be voted in the manner described in Section 3(a) (with Parent to be promptly notified (and provided reasonable evidence) of such execution and delivery of such proxy card or voting instructions); provided, that such proxy card or voting instructions shall not be expressed to be irrevocable or similar.

(c) Nothing in this Agreement shall obligate any Stockholder to exercise any option or any other right to acquire any shares of Company Common Stock.

SECTION 4 Non-Solicitation. Each Stockholder hereby agrees, and agrees to cause its controlled Affiliates (which, for the avoidance of doubt, does not include the Company) and to use its reasonable best efforts to cause its and their Representatives not to, immediately upon the Non-Solicitation Start Date until the Expiration Time, take any action which, were it taken by the Company, its Subsidiaries or its or their Representatives, would violate Section 6.02(b) of the Merger Agreement as such provision is drafted as of the date of this Agreement. For the avoidance of doubt, nothing in this Section 4 shall restrict a Stockholder and its controlled Affiliates and its and their respective Representatives from engaging in any actions that the Company, its Subsidiaries or its or their Representatives are permitted to engage in under Section 6.02(c) of the Merger Agreement with respect to any bona fide unsolicited written Acquisition Proposal received by the Company from a Third Party that the Company Board (or any duly authorized committee thereof) determines in good faith, after consultation with the Company’s outside legal and financial advisors, constitutes, or would reasonably be expected to lead to, a Superior Proposal, and that the Company Board determines in good faith, after consultation with its outside legal counsel, that failure to take such action would reasonably be expected to be inconsistent with the fiduciary duties of the Company Board under Delaware law, including participating in discussions and negotiations with, providing information and data to and otherwise facilitating any Person making such Acquisition Proposal (or its Representatives) in conjunction with and ancillary to the Company’s discussions and negotiations with such Person.

SECTION 5 Directors and Officers. Notwithstanding any provision of this Agreement to the contrary, nothing in this Agreement (including Section 4 hereof) shall (or shall require a Stockholder to attempt to) limit or restrict a Stockholder in his or her capacity as a director or officer of the Company or any designee of, or individual that is a Representative of or otherwise affiliated with, such Stockholder who is a director or officer of the Company, from acting in such capacity and exercising his or her rights or fiduciary duties as a director or officer of the Company or voting in such person’s sole discretion on any matter (it being understood that this Agreement shall apply to such Stockholder solely in such Stockholder’s capacity as stockholder of the Company and that any director or officer of the Company who signs this Agreement as a Stockholder, or on behalf of a Stockholder is signing only as a Stockholder (or on behalf of a Stockholder) and not in any other capacity). No action (or inaction) taken by a Stockholder or any designee or Representative of, or Person otherwise affiliated with, such Stockholder who is a director or officer of the Company, in their capacity as a director or officer of the Company, shall be deemed to constitute a breach of this Agreement.

SECTION 6 No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Parent or Merger Sub any direct or indirect ownership or incidence of ownership of or with respect to any Subject Shares. All rights, ownership and economic benefits of and relating to the Subject Shares shall remain vested in and belong to each Stockholder, and neither Parent nor Merger Sub shall have the authority by virtue of this Agreement or the transactions to be consummated pursuant hereto to manage, direct, superintend, restrict, regulate, govern, or administer any of the policies or operations of the Company or exercise any power or authority to direct such Stockholder in the voting of any of the Subject Shares to the extent such Subject Shares are entitled to be voted, except as otherwise provided herein.

SECTION 7 Representations and Warranties of the Stockholders. Each Stockholder solely on its own behalf hereby represents and warrants to Parent and Merger Sub, severally and not jointly, as follows:

(a) Power; Binding Agreement. Such Stockholder has full power and authority to execute and deliver this Agreement and to perform such Stockholder’s obligations hereunder. The execution and delivery by such Stockholder of this Agreement and the performance by such Stockholder of its obligations hereunder have been duly and validly authorized by such Stockholder and no other actions or proceedings on the part of such Stockholder are necessary to authorize the execution and delivery by such Stockholder of this Agreement or the performance by such Stockholder of its obligations hereunder. This Agreement has been duly executed and delivered by such Stockholder, and, assuming this Agreement constitutes a valid and binding obligation of Parent and Merger Sub, constitutes a valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms, subject to the Bankruptcy and Equity Exceptions.

(b) No Conflicts. None of the execution and delivery by such Stockholder of this Agreement or the performance by such Stockholder of its obligations hereunder will (i) if such Stockholder is an entity, conflict with or result in any breach of any governing documents of such Stockholder, (ii) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, loan agreement, bond, mortgage, indenture, commitment, arrangement, understanding or other agreement to which such Stockholder is a party or by which such Stockholder or any of such Stockholder’s properties or assets may be bound, or (iii) violate any Order or Applicable Law applicable to such Stockholder or any of such Stockholder’s properties or assets, except, in the case of each of the foregoing clauses (i) - (iii), as would not, individually or in the aggregate, reasonably be expected to prevent or materially delay the performance by such Stockholder of its obligations hereunder.

(c) Ownership of Shares. Such Stockholder is the record and/or beneficial owner of the shares of Company Common Stock as of the date hereof set forth opposite such Stockholder’s name on Schedule I of this Agreement, all of which are free and clear of any Encumbrances (other than Permitted Encumbrances) other than any Encumbrances that would not prevent or delay such Stockholders’ ability to perform such Stockholder’s obligations hereunder. As of the date hereof, such Stockholder does not own, of record or beneficially, any securities of the Company other than those securities set forth opposite such Stockholder’s name on Schedule I of this Agreement.

(d) Consents. No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Authority or any other Person, is required by or with respect to such Stockholder in connection with the execution and delivery of this Agreement or the performance by such Stockholder of its obligations hereunder, except (a) as required by the rules and regulations promulgated under the Exchange Act, the Securities Act, or state securities, takeover and “blue sky” laws, (b) compliance with any applicable requirements of the HSR Act and any applicable foreign Antitrust Laws, (c) the applicable rules and regulations of the SEC or any applicable stock exchange or (d) as would not, individually or in the aggregate, reasonably be expected to restrict in any material respect, prohibit, impair in any material respect or materially delay the performance by such Stockholder of its obligations under this Agreement.

(e) Voting and Disposition Power. Such Stockholder has sole voting power with respect to the Subject Shares and sole power of disposition, sole power to issue instructions with respect to the matters set forth herein and sole or shared power to agree to all of the matters set forth in this Agreement, in each case with respect to all of such Stockholder’s Subject Shares. None of the shares of Company Common Stock indicated on Schedule I of this Agreement are subject to any stockholders’ agreement, proxy, voting trust or other agreement or arrangement with respect to the voting of such Subject Shares except as would not, individually or in the aggregate, reasonably be expected to restrict in any material respect, prohibit, impair in any material respect or materially delay the performance by such Stockholder of its obligations under this Agreement.

(f) Reliance. Such Stockholder has been represented by or had the opportunity to be represented by, independent counsel of its own choosing, and it has had the full right and opportunity to consult with its attorney, to the extent, if any, that it desired, it availed itself of this right and opportunity, it or its authorized officers (as the case may be) have carefully read and fully understand this Agreement and the Merger Agreement in its entirety and have had it fully explained to them by its counsel, that it is fully aware of the contents thereof and its meaning, intent and legal effect, and it or its authorized officer (as the case may be) is competent to execute this Agreement and has executed this Agreement free from coercion, duress or undue influence. Such Stockholder understands and acknowledges that the Company, Parent and Merger Sub are entering into the Merger Agreement in reliance upon such Stockholder’s execution, delivery and performance of this Agreement.

(g) Absence of Litigation. With respect to each Stockholder, as of the date hereof, there is no action, suit, claim, proceeding, charge or arbitration pending against, or, to the actual knowledge of such Stockholder, threatened in writing against such Stockholder or any of such Stockholder’s properties or assets (including the Subject Shares) before or by any Governmental Authority that would reasonably be expected to prevent or materially delay or impair the Stockholder’s ability to perform its obligations hereunder.

(h) Brokers. No broker, finder, financial advisor, investment banker or other Person is entitled to any brokerage, finder’s, financial advisor’s or other similar fee or commission from Parent, Merger Sub or the Company in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of such Stockholder (other than as an officer or director of the Company).

SECTION 8 Representations and Warranties of Parent and Merger Sub. Parent and Merger Sub represent and warrant to the Stockholders as follows:

(a) Organization and Qualification. Each of Parent and Merger Sub is a duly organized and validly existing corporation in good standing under the Applicable Laws of the jurisdiction of its organization. All of the issued and outstanding capital stock of Merger Sub is owned, directly or indirectly, by Parent.

(b) Power; Binding Agreement. Each of Parent and Merger Sub has full power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery by Parent and Merger Sub of this Agreement, the performance by each of Parent and Merger Sub of its obligations hereunder and the consummation by Parent and Merger Sub of the transactions contemplated hereby have been duly and validly authorized by each of Parent and Merger Sub and no other actions or proceedings on the part of Parent or Merger Sub are necessary to authorize the execution and delivery by Parent or Merger Sub, the performance by either Parent or Merger Sub of its obligations hereunder or the consummation by Parent or Merger Sub of the transactions contemplated hereby. This Agreement has been duly executed and delivered by each of Parent and

Merger Sub, and, assuming this Agreement constitutes a valid and binding obligation of the Stockholders, constitutes a valid and binding obligation of each of Parent and Merger Sub, enforceable against each of Parent and Merger Sub in accordance with its terms, subject to the Bankruptcy and Equity Exceptions.

SECTION 9 Use of Heritage Name. No later than the date that is twelve (12) months after the Effective Time (such date, the “Heritage Name Expiration Date”), Parent shall cause the Company and its Subsidiaries to, (a) cease and discontinue use of, the “Heritage” name (and any variations or derivatives thereof) (the “Heritage Name”), and thereafter not use, register, or apply to register such name or any such variation or derivative (including as, or as part of, a trademark, servicemark, domain name, or social media handle), (b) complete the removal of the Heritage Name from all corporate names, products, signage, vehicles, properties, technical information, stationery, promotional materials and other materials and assets (including in any electronic medium or website) and (c) use their respective reasonable best efforts to remove (or cover over) the Heritage Name on any product or document held by a customer that is serviced by, returned to or that otherwise comes into the possession of the Company or its Subsidiaries; provided that Parent and its Subsidiaries (including the Company and its Subsidiaries) may at all times after the Effective Time and the Heritage Name Expiration Date (i) retain and use, for its internal business purposes, records and other historical or archived documents existing as of the Heritage Name Expiration Date containing or referencing the Heritage Name, (ii) describe the transactions contemplated by the Merger Agreement as a factual matter, (iii) state the historical relationship between the Company (and its Subsidiaries) and the Heritage Name, (iv) during the eighteen (18) month period after the Effective Time, sell or distribute in the ordinary course any inventory of the Company or its Subsidiaries that exists prior to the date that is six (6) months following the Effective Time and that includes or displays the Heritage Name; provided, that Parent shall use commercially reasonable efforts to cover over the Heritage Name prior to the sale or distribution of such inventory, and (v) use and operate any equipment owned or leased by the Company or any of its Subsidiaries as of the date that is six (6) months following the Effective Time (or that has been ordered prior to such time) that is permanently branded or affixed with the Heritage Name; provided, that Parent shall use commercially reasonable efforts to cover over such Heritage Name as soon as reasonably practicable following the Effective Time. Parent shall indemnify and hold harmless, and pay on behalf of or reimburse, The Heritage Group and its Affiliates’, and its and their respective employees, agents, officers, and directors, from and against any losses, costs, interest, charges, expenses (including reasonable attorneys’ fees), obligations, liabilities, settlement payments, awards, judgments, fines, penalties, damages, assessments, or deficiencies related to or in connection with (whether or not in connection with any third party claim) any use of the Heritage Name in connection with the clauses (iv) or (v) in the immediately preceding sentence. Parent shall cause the Company and its Subsidiaries not to, at any point following the Effective Time, hold themselves out as having any affiliation with The Heritage Group or any of its Affiliates, and no Stockholder shall or shall cause any of his, her or its Affiliates or Representatives to at any point following the Effective Time, hold themselves out as having any affiliation with Parent or any of its Subsidiaries (including the Company and its Subsidiaries). Subject to consummation of the Closing, Parent, on behalf of itself and its Subsidiaries, hereby assigns to The Heritage Group (and hereby causes and shall cause its Subsidiaries (including the Company and its Subsidiaries) to assign to The Heritage Group), effective on and from the Effective Time, all of Parent’s and its Subsidiaries’ (including the Company and its Subsidiaries) right, title, and interest in and to (i) the Heritage Name (and any variations or derivatives thereof) and all trademarks, service marks, domain names, and social media handles that compromise or include “Heritage” (or any variations or derivatives thereof), and any registrations or applications for trademarks or service marks related thereto, in each case other than the rights of Parent to use the Heritage Name in accordance with this Section 9, and (ii) all goodwill associated with any asset referenced in clause (i), and all of Parent’s and its Subsidiaries’ (including the Company and its Subsidiaries) rights to sue or bring other causes of action or any other claims for, and to recover damages and other rights of recovery in connection with, any past, present and future infringement or other violation of any such asset. Notwithstanding subclause (i) above, from and after the Heritage Name Expiration Date for a period of six (6) months thereafter, the Heritage Group shall forward and redirect visitors of domain names and websites used in the businesses of the Company and its Subsidiaries that are assigned to the Heritage Group pursuant to this Section 9 to the domain names and websites provided by Parent (provided, that Parent shall provide a list of such domain names and websites (and the redirect websites) to The Heritage Group as promptly as practicable after the Heritage Name Expiration Date).

SECTION 10 Participation Rights Agreement. During the Support Period, the Heritage Group shall not assign or Transfer any of its rights under that certain Participation Rights agreement, dated March 7, 2008 (the “PRA”), by and between the Company and The Heritage Group, (b) not exercise, directly or indirectly, the THG Participation Right (as defined in the PRA) from and after the Closing and (c) cause the PRA to be terminated effective as of the Closing.

SECTION 11 Disclosure. Each Stockholder shall permit the Company, Parent and Merger Sub to publish and disclose (in all documents and schedules filed with the SEC, and any press release or other disclosure document that the Company, Parent or Merger Sub determines to be required by Applicable Law in connection with the Merger and the other Transactions) such Stockholder’s identity and ownership of Subject Shares and the nature of the commitments, arrangements and understandings under this Agreement. Parent and Merger Sub shall permit the Stockholders to publish and disclose in all disclosure documents to the extent required by Applicable Law (including, without limitation, any proxy statement, Schedule 13D or Schedule 13D) the nature of the commitments, arrangements and understandings under this Agreement.

SECTION 12 Waiver of Appraisal Rights. Each Stockholder hereby waives, to the full extent permitted by Applicable Law, and agrees not to assert any, appraisal rights pursuant to Section 262 of the DGCL or otherwise in connection with the Merger with respect to any and all Subject Shares held by the undersigned of record or beneficially owned and entitled to appraisal rights pursuant to Section 2.05 of the Merger Agreement.

SECTION 13 Further Assurances. Subject to the terms and conditions of this Agreement, each party shall use commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary to fulfill such party’s obligations under this Agreement.

SECTION 14 Termination. This Agreement shall terminate and shall have no further force or effect as of the Expiration Time; provided that Section 9, Section 11, this Section 14 and Section 15 shall survive such termination and remain in full force and effect. Except as expressly set forth in the prior sentence, the representations, warranties and covenants of the Stockholders contained herein shall not survive the termination of this Agreement. Notwithstanding anything in this Section 14 to the contrary, nothing in this Section 14 shall relieve any party hereto from liability for any willful breach of this Agreement that is material prior to such termination.

SECTION 15 Miscellaneous Provisions.

(a) Entire Agreement; Amendments. This Agreement (including any schedules hereto) constitutes the entire understanding and supersedes and cancels all prior and contemporaneous agreements, understandings and statements, written or oral, among the undersigned with respect to the subject matter hereof. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by Parent, Merger Sub and each of the Stockholders. No waiver by any party hereto of any default, misrepresentation or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty, covenant or agreement hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence. For the avoidance of doubt, nothing in this Agreement shall be deemed to amend, alter or modify, in any respect, any of the provisions of the Merger Agreement.

(b) Successors and Assigns; No Third-Party Beneficiaries. This Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Except as provided in Section 2(c), neither the Stockholders nor Parent nor Merger Sub may assign their rights or obligations hereunder without the prior written consent of the other parties. Any attempted assignment or delegation in violation of this Section 15(b) will be null and void. Nothing in this Agreement, express or implied, is intended to confer upon any Person, other than the parties hereto, any rights or remedies under or by reason of this Agreement.

(c) Specific Enforcement. The parties hereto agree that irreparable harm would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, and, accordingly that the parties hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof, in addition to any other remedy to which they are entitled at Applicable Law or in equity in connection with this Agreement. The parties hereto agree that unless and until this Agreement is validly terminated in accordance with Section 14, (i) the parties hereto shall be entitled to an injunction or injunctions from a court of competent jurisdiction as set forth in Section 15(d)(2) to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, without bond, or other security being required, and (ii) the right of specific enforcement is an integral part of the performance of the obligations and other transactions contemplated hereby, and without that right, none of Parent or Merger Sub would have entered into this Agreement.

(d) Governing Law; Consent to Jurisdiction; Venue.

(1) This Agreement, and all Proceedings (whether in contract or tort) that may be based upon, arise out of or relate to this Agreement, shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law rules of such State.

(2) The parties hereto agree that any Proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the performance of the obligations contemplated hereby shall be brought in the Delaware Court of Chancery, New Castle County, or if that court does not have jurisdiction, a federal court sitting in the State of Delaware. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the Delaware Court of Chancery, New Castle County in respect of any Proceeding arising out of or relating to this Agreement or the performance of the obligations contemplated hereby , or relating to enforcement of any of the terms of this Agreement, and hereby waives, and agrees not to assert, as a defense in any such Proceeding, any claim that it is not subject personally to the jurisdiction of such court, that the Proceeding is brought in an inconvenient forum, that the venue of the Proceeding is improper or that this Agreement or the performance of the obligations contemplated hereby may not be enforced in or by such courts. Each party hereto agrees that notice or the service of process in any Proceeding out of or relating to this Agreement or the performance of the obligations contemplated hereby shall be properly served or delivered if delivered in the manner contemplated by Section 15(g) or in any other manner permitted by law.

(e) Waiver of Jury Trial. EACH OF THE PARTIES HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT OR THE PERFORMANCE OF THE OBLIGATIONS OR OTHER TRANSACTIONS CONTEMPLATED HEREBY IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING

OUT OF OR RELATED TO THIS AGREEMENT OR THE PERFORMANCE OF THE OBLIGATIONS CONTEMPLATED HEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (a) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (b) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THE FOREGOING WAIVER, (c) IT MAKES THE FOREGOING WAIVER VOLUNTARILY, AND (d) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 15(E).

(f) Expenses. All out-of-pocket fees, costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be borne by the party incurring such fees, costs and expenses, whether or not the transactions contemplated by the Merger Agreement are consummated.

(g) Notices. Any notices or other communications required or permitted under, or otherwise given in connection with, this Agreement shall be in writing and shall be deemed to have been duly given (i) when delivered if delivered in person, (ii) on the fifth (5th) Business Day after dispatch by registered or certified mail, (iii) on the next Business Day if transmitted by national overnight courier or (iv) on the date delivered if sent by e-mail (provided confirmation of e-mail receipt is obtained), in each case as follows:

If to Parent or Merger Sub to:

c/o J.F. Lehman & Company

110 East 59th Street, 27th Floor

New York, NY 10022

Attention:             Glenn M. Shor

David F. Thomas

David L. Rattner

Alec M. Schmidt

Email:                   gms@jflpartners.com

dft@jflpartners.com

dlr@jflpartners.com

ams@jflpartners.com

with a copy to (which alone will not constitute notice):

Shearman & Sterling LLP

2601 Olive Street, Suite 1700

Dallas, Texas 75201

Attention:             Alain Dermarkar

Robert Cardone

Email:                   alain.dermarkar@shearman.com

robert.cardone@shearman.com

If to a Stockholder to:

The address set forth on Schedule I hereto

with a copy to (which shall not constitute notice):

Kirkland & Ellis LLP

601 Lexington Avenue

New York, New York, 10022

Attention:             Sarkis Jebejian, P.C.

Carlo Zenkner, P.C.

Email:                   sarkis.jebejian@kirkland.com

carlo.zenkner@kirkland.com

(h) Stockholder Obligations Several and Not Joint. The obligations of each Stockholder hereunder shall be several and not joint, and no Stockholder shall be liable for any breach of the terms of this Agreement by any other Stockholder. Nothing in this Agreement shall be interpreted as creating or forming a “group” with any Person for the purposes of Rule 13d-5(b)(1) of the Exchange Act or for any similar provision of Applicable Law.

(i) Descriptive Headings. The section headings of this Agreement are for reference purposes only and will not in any way affect the meaning or interpretation of this Agreement.

(j) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other Governmental Authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions hereunder is not affected in any manner materially adverse to any party. Upon such a determination, the parties hereto agree to negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner, in order that the transactions hereunder be consummated as originally contemplated to the fullest extent possible.

(k) Limit on Liability. In no event shall a Stockholder’s liability for monetary damages with respect to any claim related to this Agreement exceed the portion of the Aggregate Consideration that would be payable to such Stockholder with respect to the Subject Shares held by such Stockholder.

(l) Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by all of the other parties hereto. Until and unless each party has received a counterpart hereof signed by each other party hereto, this Agreement shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication). Signatures to this Agreement transmitted by facsimile transmission, by electronic mail in PDF form, or by any other electronic means designed to preserve the original graphic and pictorial appearance of a document, will be deemed to have the same effect as physical delivery of the paper document bearing the original signatures.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed to be effective as of the date first above written.

JFL-TIGER ACQUISITION CO, INC.

By:	/s/ Glenn M. Shor
Name: Glenn M. Shor
Title: President and Assistant Secretary

JFL-TIGER MERGER SUB, INC.

By:	/s/ Glenn M. Shor
Name: Glenn M. Shor
Title: President and Assistant Secretary

[Signature Page to Voting and Support Agreement]

THE HERITAGE GROUP

/s/ Amy Schumacher
By: Amy Schumacher
Its: In her capacity as trustee

FRED FEHSENFELD, JR.

/s/ Fred M. Fehsenfeld, Jr.
Fred M. Fehsenfeld, Jr.

[Signature Page to Voting and Support Agreement]

[REDACTED]

/s/ Fred M. Fehsenfeld, Jr.
By:	Fred M. Fehsenfeld, Jr.
Its:	Trustee acting on behalf of each of the twenty-six trusts named above

[REDACTED]

/s/ Fred M. Fehsenfeld, Jr.
By: Fred M. Fehsenfeld, Jr.
Its: Trustee acting on behalf of each of the two trusts named above

[REDACTED]

/s/ James Cornelius Fehsenfeld
By: James Cornelius Fehsenfeld
Its: Trustee acting on behalf of each of the two trusts named above

PAUL JAMES SCHUMACHER, JR.

/s/ Paul James Schumacher, Jr.
Paul James Schumacher, Jr.

PAUL JAMES SCHUMACHER & AMY MAE SCHUMACHER JOINT ACCOUNT

/s/ Amy M. Schumacher
Name: Amy M. Schumacher

[REDACTED]

/s/ Amy M. Schumacher
By: Amy M. Schumacher
Its: Custodian acting on behalf of each of the two accounts named above

SCHEDULE I

Stockholder	Owned Shares	Address (including email)
The Heritage Group	5,005,444	The Heritage Group 5400 W. 86th Street Indianapolis, IN 46268-0123 Attention: Fred Fehsenfeld Jr. Amy Schumacher David Rosen Email: fmf@thgrp.com ams@thgrp.com drosen@thgrp.com

[REDACTED]	30,774	c/o The Heritage Group 5400 W. 86th Street Indianapolis, IN 46268-0123 Attention: Fred Fehsenfeld Jr. Amy Schumacher David Rosen Email: fmf@thgrp.com ams@thgrp.com drosen@thgrp.com
[REDACTED]	30,774
[REDACTED]	30,774
[REDACTED]	30,774
[REDACTED]	30,774
[REDACTED]	30,774
[REDACTED]	30,774
[REDACTED]	30,774
[REDACTED]	30,774
[REDACTED]	30,774
[REDACTED]	30,775
[REDACTED]	30,775
[REDACTED]	30,775
[REDACTED]	26,671
[REDACTED]	26,671
[REDACTED]	26,671
[REDACTED]	26,671
[REDACTED]	26,671
[REDACTED]	26,671
[REDACTED]	26,671
[REDACTED]	26,671

[REDACTED]	26,671
[REDACTED]	26,671
[REDACTED]	26,671
[REDACTED]	26,671
[REDACTED]	26,671
[REDACTED]	26,671
[REDACTED]	26,671
[REDACTED]	15,275
[REDACTED]	15,275
[REDACTED]	637,647
[REDACTED]	22,148	c/o The Heritage Group 5400 W. 86th Street Indianapolis, IN 46268-0123 Attention: Fred Fehsenfeld Jr. Amy Schumacher David Rosen Email: fmf@thgrp.com ams@thgrp.com drosen@thgrp.com
[REDACTED]	2,000
[REDACTED]	2,000
[REDACTED]	6,488

EXHIBIT A

JOINDER AGREEMENT

The undersigned is executing and delivering this Joinder Agreement pursuant to that certain Voting and Support Agreement dated as of July 19, 2023, as amended or modified from time to time in accordance with its terms, by and among JFL-Tiger Acquisition Co, Inc., The Heritage Group and the other parties named therein (the “Voting Agreement”). Capitalized terms used but not defined in this Joinder Agreement shall have the meanings ascribed to such terms in the Voting Agreement.

The undersigned acknowledges and agrees that it shall be bound by, and subject to, all of the restrictions, covenants, terms and conditions of the Voting Agreement as though an original “Stockholder” party thereto with respect to the Subject Shares Transferred to it.

The address and e-mail address to which notices may be sent to the undersigned are as follows:

Name: __________________________
Address: __________________________
E-mail: __________________________

Date: ____________________

[Name]